AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to
               Genesis No Load Variable Annuity (POLICY FORM 6151)
                                   Prospectus
                                Dated May 1, 2006

                          Supplement Dated May 1, 2006

The Prospectus is revised as follows:

1. Premium Requirements, page 12, the first paragraph is amended by deleting the last sentence and replacing it with the following:

     We must consent to any premium that would result in more than $5 million total premium held with us for the same Annuitant or Owner ($1 million for policies issued prior to June 1, 2006).

2. Standard Death Benefit, page 16, is amended by deleting the first three paragraphs and replacing them with the following:

     Standard Death Benefit

     Upon any Owner's death before the Annuity Date, the Policy will end, and we will pay a death benefit to your beneficiary.

     The death benefit equals the larger of:
          - your Policy value on the later of the date we receive Due Proof of Death or an annuity payout option is elected less any charge for applicable premium taxes; or
          -    adjusted guaranteed death benefit premiums.

     For policies issued on or after June 1, 2006, if death occurs after age 69, the death benefit is equal to your Policy value on the later of the date we receive Due Proof of Death or an annuity payout option is elected less any charge for applicable premium taxes.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp
                 If you do not have a current prospectus, please
                       contact Ameritas at 1-800-255-9678.